Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Basis Point (bp): One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

The Zweig Total Return Fund Composite Index: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Consumer Price Index (CPI): Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Lehman Brothers Government Bond Index: Measures U.S. Treasury and Agency securities with a remaining maturity of one year or more. The index is calculated on a total return basis.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Reuters CRB (Commodity Research Bureau) Index: Tracks 17 component commodities ranging from key economic indicators like gold and oil to other important commodities such as cocoa, coffee and orange juice.

Reuters Estimates: Provides major institutional sell-side and buy-side firms, financial data providers and corporations around the world with research and analysis on over 14,500 active companies and 10,000 inactive companies in more than 70 countries.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Short Interest: The total number of shares of a security that have been sold short by customers and securities firms that have not been repurchased to settle short positions in the market.

  Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                                                                 April 15, 2005

Dear Fellow ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended March 31, 2005. In it, Dr. Martin Zweig, president of Zweig Consulting, sub-advisor to the Fund, presents his market overview and outlook, and Carlton Neel, the Fund's portfolio manager, reports on changes to the portfolio during the quarter, including sector allocations and top holdings.

   For the quarter ended March 31, 2005, The Zweig Total Return Fund's net asset value increased 0.29%, including $0.139 in reinvested cash dividends. During the same period, The Zweig Total Return Fund composite index (62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index), fell 1.047%. The Fund's average overall exposure to the bond and equity markets was approximately 92% during the quarter.

   As previously announced, the Fund's most recent distribution was $0.046, payable on April 20, 2005 to shareholders of record on April 11. Including this distribution, the Fund's total payout since inception is $13.042.

   For more information on The Zweig Total Return Fund, including daily updates on performance and monthly portfolio updates, please visit the Individual Investors section of our Web site, PhoenixInvestments.com.

   As always, we welcome our shareholders' comments and feedback.

              Sincerely,

           /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on March 31, 2005 was 59% with average duration (a measure of sensitivity to interest rates) of 3.7 years, compared with our bond exposure of 61%, with average duration of 4.3 years, on December 31, 2004. If we were fully invested, 62.5% of the portfolio would be in bonds and 37.5% in stocks. Consequently with 59% in bonds, we are at about 94.4% of a full position (59%/62.5%).

   Bonds started the first quarter with a nice rally, as yields fell from just under 4.30% to 3.99% between January 4 and February 9. (The prices of Treasury bonds move in the opposite direction of yields.) Weaker than expected economic data and higher oil prices, which were being blamed for the economic slowdown, helped propel bond prices higher and overall yields lower.

   However, the Federal Reserve's ("The Fed's") continued hawkish monetary policy, which resulted in an additional 50 basis points of tightening to the federal funds rate during the quarter, eventually took its toll on bonds. The ten-year Treasury note lost 1.23% in value during the quarter, while the Lehman Brothers Government Bond Index (an aggregate of all bond maturities) fell 0.41%. (A detailed analysis of the Fed's actions and concerns appears in the equity comments that follow.)

   While bonds suffered losses during the quarter, our slightly defensive position as measured by the duration of the portfolio (duration is a measure of risk in a bond portfolio) helped mitigate losses.

   While we remain concerned about high interest rates, we have begun to add back some bond exposure. That's partly because bond market sentiment seems too negative, which is a positive sign for us. Overall, at this writing, we are holding a slightly higher than neutral position in our bond portfolio.

   Turning to equities, the stock market began the new year with a whimper, with the Dow Jones Industrial Average/SM/ off 2.7% in January, its fourth losing January in the last six years. The S&P 500 Index ended January down 2.5%, while the NASDAQ Composite(R) Index dropped 5.2%, its worst January decline since 1990. Despite an occasional roller coaster ride, the Dow and the S&P each ended the quarter down 2.6%, but the NASDAQ slumped 8.1%, maintaining its poorest opening pace since 1990.

   We think the single most important reason for the lackluster first quarter was high oil prices. Oil prices started to spike late last year and were in the vicinity of $41 a barrel around year-end. By the end of the first quarter, they had climbed to around $56. The market also didn't do well because bond yields were rising at the same time. The ten-year Treasury note yield started the year between 4.15% and 4.20% and got up to 4.60% late in the quarter. In our opinion the higher oil prices and bond rates were major factors in the market's poor performance.

   Stock market activity quieted down significantly in the first quarter. The Dow gained or fell 1% or more in only 5 days compared to 15 days in the first quarter of 2004 and 25 days in the first quarter of 1999. It's hard to say whether that amount of volatility is bullish or bearish. Generally, extremely high volatility tends to be a good sign for the market. Usually it occurs at the capitulation end of a bear market or the take-off phase of a new bull market. However, it doesn't always work that way.

   For example, there was a lot of volatility from 2000 to 2001 and the market still had a long way to go down. The same thing happened in the early 1930s. And there is also an old saying on Wall Street which may or may not be true:
"Never short a dull market," dull meaning lack of volatility. Sometimes the market just marks time, frustrates investors by going nowhere and then explodes on the upside. However, we have also seen market tops form with a lack of volatility, as well. In our opinion, the level of stock market volatility may not be that useful a predictive tool.

   Taking another baby step, the Fed raised short-term interest rates again in March, to 2.75% from 2.50%, its seventh quarter-point increase since last June. While the Fed said it expects to continue to lift rates at "a measured pace," it indicated for the first time in over four years that it is concerned about inflation. The Fed said that, while longer-term inflation remains well contained, pressures on inflation have picked up in recent months and pricing power is more evident. It added that upside and downside risks to sustainable growth should be roughly equal provided there is "appropriate monetary policy." Stocks plunged sharply initially after the Fed voiced its inflationary fears.

   We don't know if inflation will pick up a lot or not. Remember, the Fed had cut interest rates down to 1%, which we felt was too low. It may have been that the Fed panicked because the economic recovery that began a few years ago started out rather slowly -- so it kept on cutting rates. We didn't think the Fed should have gone as low as it did. While it has been slow to raise rates, it appears that the Fed is just bringing its rates back into a zone where they probably should have been. It wouldn't concern us if the rate were to go to 3% or 3.25%. However, if the federal funds rate climbed to 4% or 4.50%, we think that could present a real problem for the market.

   The White House announced that the federal budget deficit is expected to rise this year to $427 billion. That would be about 3.5% of the nation's gross domestic product. Federal Reserve chairman Alan Greenspan warned Congress that the growing federal budget deficits are "unsustainable" and he urged lawmakers to act now rather than later. Although a great deal of concern is being voiced about the big deficit, its historic impact on the market may surprise many people. Testing this relationship, we found that the market generally does worse when the federal budget is at a surplus than when it runs at a deficit. These are the facts. However, when you get a very large deficit and fiscal policy is stimulative, you tend to get more inflation, which may be what is happening now.

   Another deficit that has been making news is the American trade deficit, which rose 4.3% in February to hit an all-time high of $61.04 billion. The Commerce Department reported that exports rose a mere $50 million, while imports soared by $2.58 billion. For the first two months of this year, the trade deficit is running at an annual rate of $717.2 billion, a full $100 billion higher than the trade imbalance for all of 2004. The high trade deficit could be a problem for the market. It tends to show that the U.S. is not as globally competitive as we used to be, as it is difficult to compete against low labor costs in Asia and elsewhere. Eventually, as the dollar weakens, it should help the deficit by making American goods cheaper, or at least make it more expensive for the U.S. to buy foreign goods. However, that hasn't happened yet.

   Although the Fed maintains that longer-term inflation remains well contained, the Reuters CRB (Commodity Research Bureau) Index, which covers 22 natural resources, reached a 24-year high of 322.42 in mid-March, but has since slipped back 4.2% to 308.77. However, it is still up 9% for the year and up about 64% from where it was in 2002. That's a pretty big move as far as commodity prices are concerned, with much of it caused by the rise in oil. However, we don't know how it will impact overall inflation because it doesn't reflect labor costs, productivity and other business expenses. In any event, we view it as a problem and a negative for the market.

   Bearing out the Fed's contention that pricing power is more evident, the Labor Department reported that the Consumer Price Index climbed 0.4% in February, the fastest pace since last October. Average prices are now 3% higher than a year earlier and have risen some 1.6% from the end of 2001. However, hourly wages and average weekly earnings did not keep up, gaining only 2.6% over last year. To us, the 3% increased pricing level is not too bad. The problem may be that if it starts to move higher, the Fed will likely do something about it -- and if the Fed continues to raise rates, it could play havoc with the economy. The real problem with inflation is that the cure (higher interest rates) can be worse than the disease (inflation). One thing is certain in our view -- it's not great for the market if inflation keeps heating up.

   While consumer prices rose, the Federal Reserve reported that consumer debt grew at an annual rate of 6.6% in January -- the fastest pace in three months. This was an increase of $11.5 billion from December, which in turn jumped 5% from November. Since consumer spending is such an important part of our economy, it could be a problem if debt gets excessive. The monthly numbers really bounce around quite a bit. If the rate of change in consumer spending or consumer debt gets really high, it would likely signal an overheated economy, which could mean higher inflation and move us closer to higher interest rates.

   While mergers and acquisitions seemed to help prop up the market last year, that isn't apparently happening this year so far. There were $264 billion in deals reported in the first quarter, little changed from the $263.7 billion in the fourth quarter. These figures are currently fairly high and there are likely to be many more deals because corporate America is awash with cash. When a company holds too much cash and doesn't do anything with it, the company often becomes a target. And if a company holds too much cash and decides to do something with it, one probable option is to buy other companies. We think the high rate of deals will continue and will be a positive for the market.

   After a spurt in initial public offerings (IPOs) in January and February, the pace slowed during March, according to Thomson Financial. During the first quarter, 41 companies went public, the same number as a year ago, which was the strongest first quarter since 2000. It doesn't appear that new offerings are excessive compared to 2000 or 1999. If IPO activity were to overheat, that would likely be a negative for the market, but we aren't there yet.

   Gross domestic product (GDP) in the U.S. rose at a 3.8% annual rate in the fourth quarter of last year, significantly higher than the 3.1% growth previously estimated, the Commerce Department reported. For all of 2004, GDP expanded 4.4%, the fastest pace since 1999. These numbers are always revised quite a bit so it's best not to put a lot of faith in them. However, the economy appears fairly strong right now and its future direction will depend a lot on where interest rates go. As indicated earlier, if rates were to rise, the economy would likely slow.

   The Labor Department reported that the nation added about 110,000 new jobs in March, less than half of what Wall Street analysts had predicted. The pace was much slower than in February when 243,000 jobs were added. March had the smallest gain in employment since last July, yet surprisingly, the market took a hit when these figures were released. These figures appear bullish to us. With a slow job growth rate, the Fed is far less likely to increase rates. If the economy were to remain moderately strong or weaken slightly, we believe it would probably be a plus for the market.

   We have seen a sharp decline in the rate of earnings growth. According to Reuters Estimates, analysts expect earnings in the S&P 500 Index to climb 8.1% in the first quarter of 2005 over the year-ago quarter. While positive, this figure is far below the 20.4% gain in the fourth quarter of 2004. And looking ahead, analysts predict a 7.6% rise for earnings in the second quarter of 2005. Although the rate of earnings growth has slowed, we believe there is no cause for concern. Because we are coming off rather strong numbers, these figures seem fairly normal at this point in the business cycle.

   While earnings have been receding, dividends are surging. Standard and Poor's reports that dividends in the S&P 500 increased 15.3% in 2004 to $19.43. It was the biggest payout year since 1977. Also, Standard & Poor's forecasted that this year's dividends will total $21.80 -- a 12.2% gain. The firm said that this was perhaps the best two-year period since the 51.5% gain in 1949 and 1950. It is important to note that, even at the projected numbers, the dividend yield of about 1.9% appears rather skimpy. Still, on the whole, the greater dividend payments are a positive for the market.

   Another fairly decent sign for the market is the building up of short interest. The number of short-selling positions not yet closed out on the New York Stock Exchange increased 5.1% in mid-March to 8.4 billion from 8 billion in mid-February. Year-to-date through March, short interest was up 9.1%, including a 3.5% gain from mid-February. While short interest is not the most reliable market indicator, it can be viewed more positive than not.

   The dollar showed surprising strength in the first quarter, after a year in which the dollar dipped to its lowest level since the launch of the euro in 1999. At this writing, the euro has weakened 4.4% against the dollar and the dollar is up 4.5% against the yen. While the market was probably hurt by the weakness in the dollar, it hasn't really gone anywhere since the dollar began to strengthen. While the market seems inclined to be more favorable when the dollar is stronger, it's a challenging call. We have tested this relationship extensively and cannot find a correlation. However, at this point, with so many people worried about a weak dollar, it would probably be helpful if the dollar were stronger, but not if the Fed has to boost interest rates to accomplish that result.

   With March marking the fifth anniversary of the stock market bubble, much has been written recently comparing the markets then and now. Aside from the fact that we consider the NASDAQ very overpriced, the market is not behaving as if it were in a bubble. That doesn't preclude the possibility of a bear market, but the market certainly is not like it was back in 1999 and early 2000. To sum it up, we view the cash that corporations are holding as the main market positive. Evaluations are not great but earnings appear to be okay on a relative basis. There are signs of a slight pick-up in pessimism, which we view as a positive. The main negative is the prospect of higher interest rates looming.

   On the whole, we view the indicators as moderately positive for stocks, and therefore, maintained our exposure to U.S common stocks at 28% on March 31, 2005 -- little changed from the 29% at year-end 2004. At 28%, we are at about 75% of a full position (28%/37.5%).

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In accordance with the Fund's investment policy guidelines, all of our bonds are U.S. Government and agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   As of March 31, 2005, our leading stock market sectors included financials, consumer staples, health care, industrials and information technology. The only new sector in the group is information technology, which replaced energy. During the quarter, we added to our positions in information technology and consumer staples and trimmed our holdings in telecommunications and energy.

   As of March 31, 2005, our top equity holdings included AT&T, Altria Group, Bank of America, Bristol Myers-Squibb, Huntington Bancshares, Kimberly-Clark, Merck, National City, Sara Lee and Wells Fargo. Although Kimberly Clark is new to this group, there was no change in the number of shares owned. We closed out our position in SBC Communications, which appeared in the top-holdings listing of our previous quarterly report.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC
The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

                       THE ZWEIG TOTAL RETURN FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2005
                                  (Unaudited)


                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      48.84%
  U.S. TREASURY BONDS -- 14.92%
     U.S. Treasury Bond 6.125%, 11/15/27...............     $17,500   $ 20,453,808
     U.S. Treasury Bond 6.38%, 8/15/27.................      11,500     13,816,618
     U.S. Treasury Bond 9.25%, 2/15/16.................      30,000     41,868,750
                                                                      ------------
                                                                        76,139,176
                                                                      ------------
  U.S. TREASURY NOTES -- 33.91%
     U.S. Treasury Inflationary Note 1.625%,
       1/15/15/(e)/....................................      27,000     26,565,406
     U.S. Treasury Note 1.875%, 12/31/05...............      34,000     33,646,706
     U.S. Treasury Note 2.00%, 8/31/05.................      11,250     11,202,536
     U.S. Treasury Note 2.25%, 4/30/06.................      25,000     24,667,000
     U.S. Treasury Note 3.00%, 2/15/08.................      38,000     37,036,624
     U.S. Treasury Note 3.50%, 11/15/06................      40,000     39,875,000
                                                                      ------------
                                                                       172,993,272
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $249,441,954)......................................         249,132,448
                                                                      ------------
  AGENCY NON-MORTGAGE BACKED SECURITIES            5.04%
     FNMA 3.15%, 5/28/08...............................      26,570     25,696,671
                                                                      ------------
         Total Agency Non-Mortgage Backed
           Securities (Identified Cost $26,652,389)...........          25,696,671
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          27.84%
  CONSUMER DISCRETIONARY -- 2.04%
     Comcast Corp. Class A/(b)/........................      44,000      1,486,320
     Home Depot, Inc...................................      47,000      1,797,280
     McDonald's Corp...................................      88,000      2,740,320
     Nike, Inc. Class B................................      30,000      2,499,300
     Viacom, Inc. Class B..............................      54,000      1,880,820
                                                                      ------------
                                                                        10,404,040
                                                                      ------------

        See notes to schedule of investments and securities sold short


                                                      Number of
                                                       Shares      Value
                                                      --------- -----------
    CONSUMER STAPLES -- 4.98%
       Altria Group, Inc./(d)/....................      74,000  $ 4,838,860
       Archer-Daniels-Midland Co..................     124,000    3,047,920
       Costco Wholesale Corp......................      48,000    2,120,640
       Kimberly-Clark Corp........................      64,000    4,206,720
       Molson Coors Brewing Co....................      44,000    3,395,480
       Procter & Gamble Co........................      64,000    3,392,000
       Sara Lee Corp..............................     199,000    4,409,840
                                                                -----------
                                                                 25,411,460
                                                                -----------
    ENERGY -- 2.64%
       Burlington Resources, Inc..................      39,000    1,952,730
       ConocoPhillips.............................      32,000    3,450,880
       Halliburton Co.............................      73,000    3,157,250
       Occidental Petroleum Corp..................      46,000    3,273,820
       Valero Energy Corp.........................      22,000    1,611,940
                                                                -----------
                                                                 13,446,620
                                                                -----------

       FINANCIALS -- 6.57 %
          Allstate Corp.............................    73,000  3,946,380
          Bank of America Corp./(d)/................   100,000  4,410,000
          Capital One Financial Corp................    18,000  1,345,860
          Goldman Sach Group, Inc...................    23,000  2,529,770
          Huntington Bancshares, Inc................   186,000  4,445,400
          Morgan Stanley............................    66,000  3,778,500
          National City Corp........................   127,000  4,254,500
          Wachovia Corp.............................    80,000  4,072,800
          Wells Fargo & Co..........................    79,000  4,724,200
                                                               ----------
                                                               33,507,410
                                                               ----------
       HEALTH CARE -- 3.65%
          Amgen, Inc./(b)/..........................    25,000  1,455,250
          Bard (C.R.), Inc..........................    25,000  1,702,000
          Bristol-Myers Squibb Co...................   192,000  4,888,320
          Merck & Co., Inc..........................   165,000  5,341,050
          Pfizer, Inc...............................   133,000  3,493,910
          UnitedHealth Group, Inc...................    18,000  1,716,840
                                                               ----------
                                                               18,597,370
                                                               ----------
       INDUSTRIAL -- 3.41%
          AMR Corp./(b)/............................   112,000  1,198,400
          Boeing Co. (The)..........................    51,000  2,981,460
          Continental Airlines, Inc. Class B/(b)/...   136,000  1,637,440

        See notes to schedule of investments and securities sold short


                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INDUSTRIAL (CONTINUED)
      Deere & Co./(d)/.................................      44,000   $  2,953,720
      L-3 Communications Holdings, Inc.................      21,000      1,491,420
      Norfolk Southern Corp............................      66,000      2,445,300
      Paccar, Inc......................................      35,000      2,533,650
      United Defense Industries, Inc...................      29,000      2,129,180
                                                                      ------------
                                                                        17,370,570
                                                                      ------------
   INFORMATION TECHNOLOGY -- 1.91%
      Cisco Systems, Inc./(b)/.........................      68,000      1,216,520
      Intel Corp.......................................     126,000      2,926,980
      International Business Machines Corp.............      20,000      1,827,600
      Microsoft Corp...................................      81,000      1,957,770
      Qualcomm, Inc....................................      50,000      1,832,500
                                                                      ------------
                                                                         9,761,370
                                                                      ------------
   MATERIALS -- 1.68%
      Dow Chemical Co./(d)/............................      77,000      3,838,450
      Freeport McMoran Copper & Gold, Inc. Class B.....      34,000      1,346,740
      Georgia-Pacific Corp.............................      96,000      3,407,040
                                                                      ------------
                                                                         8,592,230
                                                                      ------------
   TELECOMMUNICATION SERVICES -- 0.96%
      AT&T Corp........................................     261,000      4,893,750
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $123,093,470).....................................         141,984,820
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      2.27%
   CONSUMER DISCRETIONARY -- 0.53%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........      80,000      2,003,200
      Sony Corp. ADR (Japan)...........................      17,000        680,340
                                                                      ------------
                                                                         2,683,540
                                                                      ------------
   HEALTH CARE -- 0.81%
      Angiotech Pharmaceuticals, Inc. (United States)..      92,000      1,412,200
      Sanofi Aventis ADR (France)......................      64,000      2,709,760
                                                                      ------------
                                                                         4,121,960
                                                                      ------------
   INFORMATION TECHNOLOGY -- 0.93%
      Amdocs Ltd. (United States)/(b)/.................      44,000      1,249,600
      Nokia OYJ ADR (Finland)..........................     227,000      3,502,610
                                                                      ------------
                                                                         4,752,210
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $10,397,285)......................................          11,557,710
                                                                      ------------

        See notes to schedule of investments and securities sold short


                                                         Contracts         Value
                                                         ----------  ------------
OPTIONS                                          0.00%
   Japan Yen Call Option expiring 4/26/05 @102.......    50,000,000  $     23,600
                                                                     ------------
       Total Options (Identified Cost $258,795)..............              23,600
                                                                     ------------
       Total Long Term Investments -- 83.99% (Identified Cost
         $409,843,893).......................................         428,395,249
                                                                     ------------

                                                            Par
                                                          (000's)
                                                         ----------
SHORT-TERM INVESTMENTS                          15.68%
FEDERAL AGENCY SECURITIES -- 5.15%
   FNMA 7.00%, 7/15/05 (Identified Cost $26,317,754).       $26,000    26,289,978
COMMERCIAL PAPER -- 10.53%
   Consolidated Edison, Inc. 2.83%, 4/1/05...........         5,700     5,700,000
   RABOBANK USA 2.82%, 4/1/05........................        23,000    23,000,000
   UBS Finance Delaware LLC 2.83%, 4/1/05............        25,000    25,000,000
                                                                     ------------
       Total Commercial Paper (Identified Cost $53,700,000)..          53,700,000
                                                                     ------------
       Total Short-Term Investments (Identified Cost
         $80,017,754)........................................          79,989,978
                                                                     ------------
       Total Investments (Identified Cost $489,861,647) --
         99.67%..............................................         508,385,227/(a)/
       Securities Sold Short (Proceeds $8,531,884) -- (1.80)%          (9,192,590)
       Other Assets Less Liabilities -- 2.13 %...............          10,880,124
                                                                     ------------
       Net Assets -- 100.00%.................................        $510,072,761
                                                                     ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,861,289 and gross depreciation of $9,743,866 for federal income tax purposes. At March 31, 2005 the aggregate cost of securities for federal income tax purposes was $492,267,804 .
 (b) Non-income producing.
 (c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria in
     Note 1E "Foreign security country determination" in the Notes to Schedule of Investments and Securities Sold Short.
 (d) Position, or portion thereof, has been segregated to collateralize securities sold short.
 (e) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

        See notes to schedule of investments and securities sold short

                                                     Number of
                                                      Shares        Value
                                                     --------- ----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                        0.87%
 CONSUMER DISCRETIONARY -- 0.65%
    Wendy's International, Inc...................      84,000  $3,279,360
 UTILITIES -- 0.22%
    Reliant Resources, Inc.......................     101,000   1,149,380
                                                               ----------
        Total Domestic Common Stocks (Proceeds $3,640,019)      4,428,740
                                                               ----------
 EXCHANGE TRADED FUNDS                         0.93%
    iShares Russell 2000 Index Fund..............      39,000   4,763,850
                                                               ----------
        Total Exchange Traded Funds (Proceeds $4,891,865)       4,763,850
                                                               ----------
        Total Securities Sold Short (Proceeds $8,531,884)      $9,192,590/(f)/
                                                               ==========



--------
 (f) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $128,015 and gross depreciation of $788,721 for federal income tax purposes. At March 31, 2005, the aggregate proceeds of securities sold short for federal tax purposes was ($8,531,884).

        See notes to schedule of investments and securities sold short

                       The ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2005
                                  (Unaudited)

                                                                                     Net Asset Value
                                                              Total Net Assets          per share
                                                         --------------------------  --------------
Beginning of period: December 31, 2004..................               $522,100,658          $ 5.62
   Net investment income (loss)......................... $  2,478,381                $ 0.03
   Net realized and unrealized gain (loss) on
     investments........................................   (1,594,260)                (0.02)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains*.....................................  (12,912,018)                (0.14)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................           --                    --
                                                         ------------                ------
   Net increase in net assets/net asset value...........                (12,027,897)          (0.13)
                                                                       ------------          ------
End of period: March 31, 2005...........................               $510,072,761          $ 5.49
                                                                       ============          ======



--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data, we estimate that 27% of distributions represent return of capital and 48% represent excess gain distributions which are taxable as ordinary income.

                       THE ZWEIG TOTAL RETURN FUND, INC.

          NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2005
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Total Return Fund in the preparation of its Schedule of Investments and Securities Sold Short. The preparation of its Schedule of Investments and Securities Sold Short in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the Schedule of Investments and Securities Sold Short. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which, in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the exdividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  D. Forward Currency Contracts:

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

  E. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which greatest percentage of company revenue is generated.

  F. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. As of March 31, 2005, the Fund has one option outstanding.

  G. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At March 31, 2005 the value of securities sold short amounted to $9,192,590 against which collateral of $22,566,281 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  H. Indemnifications:

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 3 -- PROXY VOTING PROCEDURES

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2004, free of charge, by calling "toll-free" 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

NOTE 4 -- FORM N-Q INFORMATION

   Effective September 30, 2004, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm.

--------------------------------------------------------------------------------


                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q1-05

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      March 31, 2005


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.